UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-22039
                                                    -----------

         First Trust Specialty Finance and Financial Opportunities Fund
      ---------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      ---------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
      ---------------------------------------------------------------------
                    (Name and address of agent for service)


     registrant's telephone number, including area code:    630-765-8000
                                                           --------------

                   Date of fiscal year end:    November 30
                                             ----------------

               Date of reporting period:    November 30, 2011
                                           -------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                          FIRST TRUST
                                       Specialty Finance
                                         and Financial
                                       Opportunities Fund


                                         ANNUAL REPORT
                                       FOR THE YEAR ENDED
                                       NOVEMBER 30, 2011




                                                             CONFLUENCE
FIRST TRUST                                            INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

                                 ANNUAL REPORT
                               NOVEMBER 30, 2011

Shareholder Letter.........................................................   1
At A Glance................................................................   2
Portfolio Commentary.......................................................   3
Portfolio of Investments...................................................   7
Statement of Assets and Liabilities........................................  10
Statement of Operations....................................................  11
Statements of Changes in Net Assets........................................  12
Statement of Cash Flows....................................................  13
Financial Highlights.......................................................  14
Notes to Financial Statements..............................................  15
Report of Independent Registered Public Accounting Firm....................  21
Additional Information.....................................................  22
Board of Trustees and Officers.............................................  24
Privacy Policy.............................................................  26


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                        ANNUAL LETTER FROM THE PRESIDENT

                               NOVEMBER 30, 2011


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Specialty Finance and Financial Opportunities Fund (the "Fund").

First Trust Advisors L.P. ("First Trust"), now in our 21st year, has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. Like many successful investors, we understand that success in the markets doesn't just happen--it requires a long-term investment perspective through all kinds of markets. Although the markets have been somewhat choppy over the past six months, the equity market is well above the lows it sank to during the recent recession.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of market ups and downs. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. You may want to talk to your advisor about the other investments First Trust offers that might also fit your financial goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2012 and to the next edition of your Fund's report.


Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Specialty Finance and Financial Opportunities Fund and Chief Executive Officer of First Trust

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
"AT A GLANCE"
AS OF NOVEMBER 30, 2011 (UNAUDITED)


----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------
Symbol on New York Stock Exchange                                  FGB
Common Share Price                                               $6.20
Common Share Net Asset Value ("NAV")                             $6.98
Premium (Discount) to NAV                                       (11.17)%
Net Assets Applicable to Common Shares                     $99,697,344
Current Quarterly Distribution per Common Share (1)            $0.1600
Current Annualized Distribution per Common Share               $0.6400
Current Distribution Rate on Closing Common Share Price (2)      10.32%
Current Distribution Rate on NAV (2)                              9.17%
----------------------------------------------------------------------


-------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------
         Common Share Price       NAV
11/10         7.50                7.69
              7.90                7.91
              8.01                8.09
              7.63                8.00
              7.85                8.13
12/10         7.63                8.06
              7.82                8.18
              7.93                8.28
              7.82                7.99
1/11          7.71                8.04
              7.81                8.25
              8.11                8.31
              8.26                8.25
2/11          8.01                8.26
              8.13                8.28
              7.84                7.98
              7.94                7.80
3/11          7.97                7.96
              8.18                8.10
              8.18                8.08
              7.97                7.97
              8.04                8.00
4/11          7.90                8.23
              7.80                8.01
              7.75                8.00
              7.68                7.79
5/11          7.66                7.77
              7.59                7.73
              7.42                7.59
              7.25                7.55
6/11          7.27                7.61
              7.62                7.76
              7.62                7.89
              7.30                7.67
              7.37                7.77
7/11          6.80                7.32
              6.36                6.90
              6.35                6.83
              6.35                6.59
8/11          6.54                6.70
              6.29                6.57
              6.23                6.61
              6.48                6.85
              5.98                6.35
9/11          5.94                6.32
              5.77                6.25
              6.13                6.76
              6.35                6.80
10/11         6.61                7.24
              6.28                7.08
              6.41                7.05
              6.15                6.86
              6.00                6.40
11/11         6.20                6.98
-------------------------------------------------


-------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------
                                                                            Average Annual Total Return
                                                                            ---------------------------
                                                                                     Inception
                                                  1 Year Ended                       (5/25/07)
                                                   11/30/2011                      to 11/30/2011
FUND PERFORMANCE (3)
NAV                                                  -1.01%                           -9.71%
Market Value                                         -9.84%                           -12.94%

INDEX PERFORMANCE
Blended Benchmark (4)                                -5.66%                            N/A(5)
MSCI U.S. Investable Market Financials Index         -9.47%                           -18.54%
-------------------------------------------------------------------------------------------------------


--------------------------------------------------------------
                                                 % OF TOTAL
TOP 10 HOLDINGS                                  INVESTMENTS
--------------------------------------------------------------
Ares Capital Corp.                                  12.0%
PennantPark Investment Corp.                         7.5
MVC Capital, Inc.                                    6.6
Solar Capital, Ltd.                                  6.1
Golub Capital BDC, Inc.                              5.7
Annaly Capital Management, Inc.                      4.7
BlackRock Kelso Capital Corp.                        4.5
CYS Investments, Inc.                                4.1
Hercules Technology Growth Capital, Inc.             3.8
THL Credit, Inc.                                     3.6
--------------------------------------------------------------
                                        Total       58.6%
                                                    =====


--------------------------------------------------------------
                                                 % OF TOTAL
INDUSTRY                                         INVESTMENTS
--------------------------------------------------------------
Capital Markets                                     79.6%
Real Estate Investment Trusts (REITs)               15.4
Insurance                                            2.4
Diversified Financial Services                       2.4
Health Care Equipment & Supplies                     0.2
Oil, Gas & Consumable Fuels                          0.0 *
--------------------------------------------------------------
                                        Total        100.0%
                                                     ======


--------------------------------------------------------------
                                                 % OF TOTAL
ASSET CLASSIFICATION (4)                         INVESTMENTS
--------------------------------------------------------------
Common Stocks:
   Business Development Companies                   77.9%
   Residential Mortgage REITs                       14.6
   Domestic                                          5.0
   Triple Net Lease REITs                            0.4
   Specialty Finance/Hybrid REITs                    0.4
   Canadian Common Stock*                            0.0 *
Exchange-Traded Funds                                1.7
--------------------------------------------------------------
                                        Total        100.0%
                                                     ======

* Amount is less than 0.1%


(1) Most recent distribution paid or declared through 11/30/2011. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2011. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended benchmark consists of the following (Source: Bloomberg):
      Red Rocks Global Listed Private Equity Index (70%), FTSE NAREIT Mortgage REIT Index (20%) and S&P SmallCap Financials Index (10%)

(5) Previously, the blended benchmark consisted of the following:
      Red Rocks Listed Private Equity Index (40%), FTSE NAREIT Mortgage REIT Index (20%), FTSE NAREIT Hybrid REIT Index (20%), Merrill Lynch Preferred Stock Hybrid Securities Index (10%) and Russell 2000 Financial Services Index (10%)
    Certain of these indices were discontinued during 2009, therefore the blended benchmark was changed. See footnote (4) above for the new blended benchmark constituents. As certain of the indices in the new blended benchmark began subsequent to the inception date (5/25/2007) of the Fund, the average annual total return from inception to 11/30/2011 for the blended benchmark cannot be calculated.

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                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                 ANNUAL REPORT
                               NOVEMBER 30, 2011


Confluence Investment Management LLC, a registered investment advisor ("Confluence" or "Sub-Advisor"), located in Saint Louis, Missouri, has served as the Sub-Advisor to First Trust Specialty Finance and Financial Opportunities Fund (NYSE: FGB) since July 29, 2008. The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.

                           PORTFOLIO MANAGEMENT TEAM
[PHOTO OMITTED]

MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

Mr. Keller has 30 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards' Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten years of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mark was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

[PHOTO OMITTED]

DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards' Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

[PHOTO OMITTED]

DANIEL T. WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

                                   COMMENTARY

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

The primary investment objective of the First Trust Specialty Finance and Financial Opportunities Fund ("FGB" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a portfolio of securities of specialty finance and other financial companies that the Fund's Sub-Advisor believes offer attractive opportunities for income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

FGB is a financial sector fund with a particular focus on a niche called business development companies, or "BDCs". BDCs lend to and invest in private companies, often those not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by their respective management teams. Some specialize in particular industries, while others apply a more generalized approach with a diversified portfolio. Both approaches can work effectively and deliver to shareholders a unique and differentiated investment opportunity derived from the private markets. As of November 30, 2011, the Fund had approximately three quarters of its assets invested in 28 BDCs.

For the financial sector, the year (defined in this report as the twelve months ended November 30, 2011), represented yet another difficult period in the aftermath of the 2008-2009 market crisis. The financial sector continues to grapple with problems and issues caused by excessive leverage, poor credit underwriting, inadequate risk management and unwise capital allocation policies that all played a part in causing the financial crisis. The recovery has been further hampered by a punitive regulatory environment on the domestic front, and concerns overseas from the ongoing European debt crisis.

For the BDC industry, difficulties in the broader financial sector created challenging headwinds. During the year, BDC valuations were often under pressure, as the industry was painted with the same negative brushstrokes often attached to the wider group of financials. Despite these challenges, the BDC industry was able to evolve and grow, differentiating itself from most others in the sector. Earlier in the year, several BDCs were able to issue longer-term and convertible debt, a development that diversified capital structures and contributed to the improving durability of BDC balance sheets. In addition, several new BDCs entered the public arena with initial public offerings, including Medley Capital, Solar Senior Capital, PennantPark Floating Rate Capital, New Mountain Finance and Fidus Investment. These are very positive trends, in our opinion, as they demonstrate the BDC industry's ability to grow and improve, despite difficulties plaguing the wider financial sector.

Still, not all developments in the BDC industry were necessarily positive. Several "legacy" BDCs (those that have existed for several years) continued to labor through challenges resulting from poor credit underwriting and sub-optimal balance sheet management. Prospect Capital, Apollo Investment, BlackRock Kelso and Fifth Street Finance all faced situations where their incomes were not able to keep pace with their dividend distributions. Other companies, including American Capital (not held in the Fund in 2011), MCG Capital, Gladstone Capital and MVC Capital, struggled to raise investment capital and were unable to participate in new opportunities the way many newer BDCs did. Fortunately, many other legacy BDCs did perform well, including Ares Capital, PennantPark Investment, Triangle Capital, Main Street Capital, Hercules Technology Growth and Medallion Financial. These companies were able to raise capital, build their franchises and increase their income and dividends.

The newer BDCs, those that began trading publicly after the financial crisis, fared well in the year. These companies invested capital, ramped up their businesses, and established dividends, all under the umbrella of management structures substantially more shareholder friendly than most legacy BDCs. Included on this list are Golub Capital, THL Credit, Solar Capital, Horizon Technology Finance, Medley Capital and New Mountain Finance. The Fund is invested in many of these newer BDCs and their successful growth has played an important role in the Fund's income and dividend growth over the past couple years.

The Fund is also invested in mortgage-backed securities ("MBS") real estate investment trusts ("REITs"). These companies invest in Agency MBS and finance their investments with short-term repurchase loans. Due to their REIT structure, they distribute essentially all their income in the form of dividends. Throughout the year, the Fund was able to capture substantial (although variable) dividend distributions from CYS Investments, Annaly Capital and Hatteras Financial. These companies executed their businesses well, but their valuations were held down in part by the volatility of the credit markets and negative sentiment toward financial stocks. Additional concerns arose when the SEC requested public comment regarding its oversight of these companies. Although we have no special insight regarding the outcome of this regulatory issue, we believe MBS REITs play an important role in facilitating the flow of private capital into the mortgage market, which seems to be one of the few bipartisan policy priorities in Washington.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

                                                         TWELVE MONTHS
               PERFORMANCE ANALYSIS                     ENDED 11/30/11
               FGB Market Value Total Return                -9.84%
               FGB NAV Total Return                         -1.01%
               Blended Benchmark*                           -5.66%

* Components of the blended benchmark: Red Rocks Global Listed Private Equity Index (70%); FTSE NAREIT Mortgage REIT Index (20%); S&P SmallCap Financials Index (10%).

Source: Bloomberg, BNY Mellon

The Fund's market value total return(1) (-9.84%) was lower than the Fund's net asset value ("NAV") total return(1) (-1.01%) as the discount to NAV changed from -2.47% to -11.17% during the year. The Fund's NAV outperformance relative to the benchmark was in part derived from the performance of certain larger positions in the Fund, including both BDCs and MBS REITs.

Ares Capital and PennantPark were the Fund's largest positions at year end, just as they were at the end of last year. We continue to believe these companies have talented management teams with proven track records. We mentioned last year that both BDCs were well positioned to pursue various opportunities in the private debt and equity markets. Over the course of this year, they were able to deliver results in the form of growing income and dividends, earned on platforms of stable balance sheets.

The balance of the BDC allocation is a mix of both the newer and legacy BDCs. Since the financial crisis, we have gradually shifted the BDC exposure to include more of the newer BDCs, while trimming back positions in many legacy companies. On the whole, we believe this shift has represented a significant upgrade to the BDC holdings. That said, we think there are often good opportunities to pursue in the legacy group, even those facing ongoing challenges. Many risks or limitations may be addressed by buying and owning securities at discounted valuations. But, for the most part, we believe the Fund's portfolio is tilted toward higher-quality companies and we generally try to limit the exposure to those with numerous problems.

The Fund's positions in MBS REITs contributed to strong relative performance, particularly from CYS Investments. Although valuations remained low throughout much of the year, these companies were able to manage their businesses profitably and played a constructive role in building the Fund's income.

The Fund also has investments intended to help grow NAV, including companies that have small or zero dividend yields. Through the course of the year, we opportunistically sold and trimmed back some of these positions, with much of the proceeds invested into BDCs. We will continue to look for opportunities to invest a portion of the Fund in these kinds of investments, which, over time, can contribute to accretion of the Fund's NAV.

Cumulative Analysis:

FGB began trading as a public fund on the NYSE on May 25th, 2007. Unfortunately, the timing of the inception date was very close to the point in time when the financial sector began to face challenges not experienced in decades. As a non-diversified, leveraged fund focused specifically on financial companies, it has been a challenging time, to say the least. However, we note that the Fund has delivered substantial value relative to the financial sector. For comparison, we evaluate FGB, its NAV and blended benchmark relative to a broad financial sector index (the MSCI U.S. Investable Market Financials Index).


                                    CUMULATIVE
                                    ANNUALIZED
                                  TOTAL RETURN

FGB Market Value                       -12.94%
FGB NAV                                 -9.71%
Benchmark*                             -12.49%
Financial Index                        -18.54%

Source: Bloomberg, FGB Annual Reports, BNY Mellon
Timeframe: 5/25/07 through 11/30/11
Investors cannot invest directly in an index or benchmark.

* This is a combination of the two Blended Benchmarks. See footnote 5 on page 2.


--------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

The Fund has performed in line with its benchmark and substantially better than the Financial Index. Furthermore, the NAV relative performance has been even stronger, which is important because the NAV is the base from which dividends are earned. Generating income is the Fund's primary objective, and its ability to maintain a meaningful dividend through the crisis and recovery has been a key point of differentiation relative to other financial companies. Through this timeframe, dividends have contributed almost ten percent to the Fund's total return.

We don't believe volatility is always a good measure of risk. However, it is widely utilized and can help reflect historical variance. Although the Fund's volatility has at times been higher and lower than the Financial Index, its NAV volatility is similar when measuring the entire timeframe, despite the use of leverage.

                                 60 DAY
                             VOLATILITY
FGB                                46.6
FGB NAV                            40.9
Financial Index                    41.4

Source: Bloomberg
Timeframe: Inception to 11/30/11
Investors cannot invest directly in an index.

Although it has been a very difficult environment for financial sector investments, the Fund has been able to deliver higher returns and dividends relative to the broad financial sector. We believe much of the outperformance has been derived from the Fund's focus on the BDC industry.

MARKET AND FUND OUTLOOK

Our outlook for FGB is cautiously optimistic. Our caution is derived from the combination of risks from an economy that is likely to grow at a tepid rate, along with ongoing stresses in the financial industry. Of the two issues, the latter is of much greater concern. Clearly, a low-growth U.S. economy increases the number and severity of risks for financial companies. However, the BDC industry has generally done a good job of restoring and strengthening balance sheets since the last recession. Most have positioned themselves to manage their businesses successfully without necessarily having a high-growth economy.

Unfortunately, the second issue reflects no shortage of challenges for the broader financial sector. Domestically, the Fed continues to distort the credit markets through a combination of ultra-low short-term rates and various programs that manipulate longer-term interest rates. The sheer size of its intervention allows the Fed to drive rates according to a grand design; however, it also obscures natural market prices, which in turn opens the door to massive misallocations of capital. Adding to uncertainty is a regulatory environment that is likely to impede the flow of capital, pressure margins downward and inhibit growth. The efforts to better police the financial industry will probably be more than offset by the hazards created by the distortions of monetary policy.

The debt problems in Europe complicate the situation even further. We don't expect the European sovereign debt issues to reach resolution any time soon. But we do believe the Fed has the resources to protect the U.S. financial system and don't expect a repeat of the 2008 liquidity crisis. Yet the nature of (and magnitude of) the European situation will probably continue to elevate volatility among U.S. financial stocks.

Despite our somewhat dour outlook for the financial sector, we reiterate optimism for the Fund. Although BDCs were damaged during the financial crisis, the industry fared much better than other financial companies during the recovery. And having not received any special assistance from the government, BDCs are not "on the hook" or "in the crosshairs" of regulators, prosecutors or legislators. Instead, they are well-positioned to handle volatile markets and we expect many to find good opportunities during times of uncertainty. Finally, the newer BDCs and successful legacy BDCs have upgraded the industry. We see this trend continuing as these companies increase their prominence and are joined by other high-quality managers looking to enter the industry.

The positive growth trend in this niche of the financial sector has already returned, despite the difficult environment we've had since inception. Looking forward, we believe the trend can continue, presenting investors the opportunity to benefit from the private debt and equity economics delivered through these public market entities. FGB remains unique in its focus on the BDCs. We look forward to delivering the growth and cashflow from BDCs through the careful and prudent management of a focused exposure.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2011


   SHARES                                     DESCRIPTION                                            VALUE
------------  -----------------------------------------------------------------------------     --------------

 COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 91.8%

              CAPITAL MARKETS - 88.9%
     517,706  Apollo Investment Corp. (b)..................................................     $    3,732,660
     903,033  Ares Capital Corp. (b).......................................................         14,051,193
     602,520  BlackRock Kelso Capital Corp. (b)............................................          5,241,924
       4,395  Fidus Investment Corp .......................................................             54,938
     238,794  Fifth Street Finance Corp. (b)...............................................          2,335,405
     114,836  Full Circle Capital Corp. ...................................................            787,775
     420,716  Gladstone Capital Corp. (b)..................................................          3,155,370
     183,333  Gladstone Investment Corp. ..................................................          1,380,497
     416,502  Golub Capital BDC, Inc. (b)..................................................          6,664,032
     469,556  Hercules Technology Growth Capital, Inc. (b).................................          4,432,609
     160,404  Horizon Technology Finance Corp. (b).........................................          2,489,470
     252,256  Kohlberg Capital Corp. ......................................................          1,591,735
      19,774  Main Street Capital Corp. (b)................................................            385,791
     303,600  MCG Capital Corp. (b)........................................................          1,341,912
     266,739  Medley Capital Corp (b)......................................................          2,555,360
     603,700  MVC Capital, Inc. (b)........................................................          7,745,471
      60,673  New Mountain Finance Corp ...................................................            800,884
     332,437  NGP Capital Resources Co. (b)................................................          2,466,683
     156,897  PennantPark Floating Rate Capital Ltd. ......................................          1,659,970
     834,000  PennantPark Investment Corp. (b).............................................          8,840,400
      12,176  Prospect Capital Corp. ......................................................            112,993
      11,739  Saratoga Investment Corp. (c)................................................            142,629
     309,436  Solar Capital, Ltd. (b)......................................................          7,123,217
      21,800  Solar Senior Capital Ltd. ...................................................            343,350
     350,512  THL Credit, Inc. (b).........................................................          4,206,144
     104,140  TICC Capital Corp. (b).......................................................            924,763
     223,601  Triangle Capital Corp. (b)...................................................          4,049,414
                                                                                                --------------
                                                                                                    88,616,589
                                                                                                --------------

              DIVERSIFIED FINANCIAL SERVICES - 2.9%
     250,353  Medallion Financial Corp. (b)................................................          2,944,152
                                                                                                --------------

              TOTAL COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES ........................         91,560,741
              (Cost $112,890,013)                                                               --------------

 COMMON STOCKS - 21.2%

              HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
      59,075  Medical Action Industries, Inc. (b) (c)......................................            280,606
                                                                                                --------------

              INSURANCE - 2.8%
           3  Berkshire Hathaway, Inc., Class A (b) (c)....................................            355,500
      73,700  Fidelity National Financial, Inc., Class A (b)...............................          1,169,619
       3,250  Markel Corp. (b) (c).........................................................          1,304,550
                                                                                                --------------
                                                                                                     2,829,669
                                                                                                --------------

              OIL, GAS & CONSUMABLE FUELS - 0.0%
         100  ARC Resources Ltd. (CAD) ....................................................              2,508
          81  Progress Energy Resources Corp. (CAD) .......................................              1,146
                                                                                                --------------
                                                                                                         3,654
                                                                                                --------------


                          See Notes to Financial Statements                                             Page 7




FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
NOVEMBER 30, 2011


   SHARES                                     DESCRIPTION                                            VALUE
------------  -----------------------------------------------------------------------------     --------------

 COMMON STOCKS - (CONTINUED)

              REAL ESTATE INVESTMENT TRUSTS (REITS) - 18.1%
     344,500  Annaly Capital Management, Inc. (b)..........................................     $    5,536,115
     192,307  Cypress Sharpridge Investments, Inc. (d).....................................          2,524,991
     367,573  Cypress Sharpridge Investments, Inc. (b).....................................          4,826,233
      30,000  Gladstone Commercial Corp. ..................................................            513,000
     156,282  Hatteras Financial Corp. (b).................................................          4,188,358
     102,908  NorthStar Realty Finance Corp. ..............................................            451,766
                                                                                                --------------
                                                                                                    18,040,463
                                                                                                --------------

              TOTAL COMMON STOCKS .........................................................         21,154,392
              (Cost $20,326,048)                                                                --------------

 MASTER LIMITED PARTNERSHIPS - 2.8%

              DIVERSIFIED FINANCIAL SERVICES - 2.8%
     216,200  Compass Diversified Holdings (b).............................................          2,771,684
                                                                                                --------------

              TOTAL MASTER LIMITED PARTNERSHIPS ...........................................          2,771,684
              (Cost $1,493,071)                                                                 --------------

 EXCHANGE-TRADED FUNDS - 2.0%

              CAPITAL MARKETS - 2.0%
      52,600  SPDR Barclays Capital High Yield Bond ETF (b)................................          1,992,488
                                                                                                --------------

              TOTAL EXCHANGE-TRADED FUNDS .................................................          1,992,488
              (Cost $1,811,228)                                                                 --------------


              TOTAL INVESTMENTS - 117.8% ..................................................        117,479,305
              (Cost $136,520,360) (e)


              OUTSTANDING LOAN - (20.1%) ..................................................        (20,000,000)

              NET OTHER ASSETS AND LIABILITIES - 2.2% .....................................          2,218,039
                                                                                                --------------

              NET ASSETS - 100.0% .........................................................     $   99,697,344
                                                                                                ==============

----------------------
  (a) All percentages shown in the Portfolio of Investments are based on net assets.

  (b) All or a portion of this security is available to serve as collateral on the outstanding loan.

  (c)   Non-income producing security.

  (d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

  (e) Aggregate cost for federal income tax purposes is $138,932,839. As of November 30, 2011, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,050,263 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $30,503,797.

  CAD   Canadian Dollar


Page 8                        See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
NOVEMBER 30, 2011


VALUATION INPUTS
A summary of the inputs used to value the Fund's investments as of November 30, 2011 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2            LEVEL 3
                                                            TOTAL          LEVEL 1         SIGNIFICANT        SIGNIFICANT
                                                          VALUE AT          QUOTED         OBSERVABLE        UNOBSERVABLE
                                                         11/30/2011         PRICES           INPUTS             INPUTS
                                                        ------------     ------------     ------------       ------------
Common Stocks - Business Development
   Companies*.....................................      $ 91,560,741     $ 91,560,741     $         --       $         --
Common Stocks*  ..................................        21,154,392       21,154,392               --                 --
Master Limited Partnerships*...................            2,771,684        2,771,684               --                 --
Exchange-Traded Funds*.........................            1,992,488        1,992,488               --                 --
                                                        ------------     ------------     ------------       ------------
TOTAL INVESTMENTS..............................         $117,479,305     $117,479,305     $         --       $         --
                                                        ============     ============     ============       ============


* See Portfolio of Investments for industry breakout.


                         See Notes to Financial Statements                Page 9

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2011


ASSETS:
Investments, at value
 (Cost $136,520,360)                                                                               $ 117,479,305
Cash                                                                                                   4,643,323
Prepaid expenses                                                                                           6,037
Receivables:
   Investment securities sold.................................................................           173,773
   Dividends..................................................................................            60,916
   Interest...................................................................................               166
                                                                                                   -------------
     Total Assets.............................................................................       122,363,520
                                                                                                   -------------

LIABILITIES:
Outstanding loan
 20,000,000
Payables:
   Distributions to Common Shareholders.......................................................         2,284,520
   Investment securities purchased............................................................           183,462
   Investment advisory fees...................................................................            97,097
   Audit and tax fees.........................................................................            49,200
   Printing fees..............................................................................            22,432
   Administrative fees........................................................................             8,391
   Trustees' fees and expenses................................................................             6,453
   Custodian fees.............................................................................             4,469
   Transfer agent fees........................................................................             3,158
   Legal fees.................................................................................             2,720
   Interest and fees on loan..................................................................             1,706
   Financial reporting fees...................................................................               770
Other liabilities                                                                                          1,798
                                                                                                   -------------
     Total Liabilities........................................................................        22,666,176
                                                                                                   -------------
NET ASSETS                                                                                         $  99,697,344
                                                                                                   =============
NET ASSETS CONSIST OF:
Paid-in capital                                                                                    $ 267,388,999
Par value                                                                                                142,783
Accumulated net investment income (loss)                                                              (2,144,013)
Accumulated net realized gain (loss) on investments                                                 (146,649,370)
Net unrealized appreciation (depreciation) on investments                                            (19,041,055)
                                                                                                   -------------
NET ASSETS                                                                                         $  99,697,344
                                                                                                   =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)                               $        6.98
                                                                                                   =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)...        14,278,252
                                                                                                   =============


Page 10                            See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2011


INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $23)..............................................    $  10,978,679
Interest.......................................................................................            1,152
                                                                                                   -------------
   Total investment income.....................................................................       10,979,831
                                                                                                   -------------

EXPENSES:
Investment advisory fees.......................................................................        1,275,139
Interest and fees on loan......................................................................          283,757
Administrative fees............................................................................          111,138
Printing fees..................................................................................           59,156
Audit and tax fees.............................................................................           49,897
Legal fees.....................................................................................           48,113
Trustees' fees and expenses....................................................................           38,922
Transfer agent fees............................................................................           36,620
Custodian fees.................................................................................           17,909
Financial reporting fees.......................................................................            9,250
Other..........................................................................................           63,608
                                                                                                   -------------
   Total expenses..............................................................................        1,993,509
                                                                                                   -------------
NET INVESTMENT INCOME (LOSS)...................................................................        8,986,322
                                                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................       (4,143,951)
   Net change in unrealized appreciation (depreciation) on investments.........................       (6,010,514)
                                                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................      (10,154,465)
                                                                                                   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................    $  (1,168,143)
                                                                                                   =============


                          See Notes to Financial Statements              Page 11

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           YEAR              YEAR
                                                                                           ENDED             ENDED
                                                                                        11/30/2011        11/30/2010
                                                                                      -------------     -------------

OPERATIONS:
Net investment income (loss).......................................................   $   8,986,322     $   7,950,049
Net realized gain (loss)...........................................................      (4,143,951)      (14,346,258)
Net change in unrealized appreciation (depreciation)...............................      (6,010,514)       39,494,487
                                                                                      -------------     -------------
Net increase (decrease) in net assets resulting from operations....................      (1,168,143)       33,098,278
                                                                                      -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................      (8,963,727)       (8,279,365)
Net realized gain..................................................................              --                --
Return of capital..................................................................         (31,572)         (345,136)
                                                                                      -------------     -------------
Total distributions to shareholders................................................      (8,995,299)       (8,624,501)
                                                                                      -------------     -------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................              --           317,642
                                                                                      -------------     -------------
Net increase (decrease) in net assets resulting from capital transactions..........              --           317,642
                                                                                      -------------     -------------
Total increase (decrease) in net assets............................................     (10,163,442)       24,791,419

NET ASSETS:
Beginning of period................................................................     109,860,786        85,069,367
                                                                                      -------------     -------------
End of period......................................................................   $  99,697,344     $ 109,860,786
                                                                                      =============     =============
Accumulated net investment income (loss) at end of period..........................   $  (2,144,013)    $  (2,026,306)
                                                                                      =============     =============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................      14,278,252        14,231,333
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........              --            46,919
                                                                                      -------------     -------------
Common Shares at end of period.....................................................      14,278,252        14,278,252
                                                                                      =============     =============


Page 12                    See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2011


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net increase (decrease) in net assets resulting from operations......      $    (1,168,143)
 Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments...........................................          (14,977,056)
   Sales, maturities and paydowns of investments......................           14,188,568
   Net realized gain/loss on investments..............................            4,143,951
   Net change in unrealized appreciation/depreciation on investments..            6,010,514

CHANGES IN ASSETS AND LIABILITIES:
   Decrease in interest receivable....................................                  189
   Decrease in dividends receivable...................................              163,189
   Decrease in prepaid expenses.......................................               21,983
   Increase in interest and fees on loan payable......................                  415
   Decrease in investment advisory fees payable.......................               (9,225)
   Increase in audit and tax fees payable.............................                   15
   Decrease in legal fees payable.....................................               (1,349)
   Decrease in printing fees payable..................................               (7,409)
   Decrease in administrative fees payable............................               (1,647)
   Increase in custodian fees payable.................................                1,556
   Increase in transfer agent fees payable............................                  502
   Decrease in Trustees' fees and expenses payable....................                 (180)
   Increase in financial reporting fees payable.......................                  770
   Increase in other liabilities payable..............................                  959
                                                                            ---------------
CASH PROVIDED BY OPERATING ACTIVITIES.................................                              $     8,367,602
                                                                                                    ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Distributions to Common Shareholders from net investment income..           (8,892,336)
     Distributions to Common Shareholders from return of capital......              (31,572)
     Issuances of loan................................................            2,000,000
                                                                            ---------------
CASH USED IN FINANCING ACTIVITIES.....................................                                   (6,923,908)
                                                                                                    ---------------
Increase in cash......................................................                                    1,443,694
Cash at beginning of period...........................................                                    3,199,629
                                                                                                    ---------------
CASH AT END OF PERIOD.................................................                              $     4,643,323
                                                                                                    ===============


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees.....................                              $       283,342
                                                                                                    ===============


                     See Notes to Financial Statements                   Page 13

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                     YEAR            YEAR             YEAR            YEAR             PERIOD
                                                     ENDED           ENDED            ENDED           ENDED             ENDED
                                                  11/30/2011      11/30/2010       11/30/2009      11/30/2008 (b)    11/30/2007 (a)
                                                 ------------    ------------     ------------    ---------------   ---------------

Net asset value, beginning of period .........    $     7.69      $     5.98       $     4.51      $    13.73        $    19.10 (c)
                                                 ------------    ------------     ------------    ------------      ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .................          0.66            0.56             0.65            1.02              0.70
Net realized and unrealized gain (loss).......         (0.74)           1.76             1.43           (8.88)            (5.32)
                                                 ------------    ------------     ------------    ------------      ------------
Total from investment operations .............         (0.08)           2.32             2.08           (7.86)            (4.62)
                                                 ------------    ------------     ------------    ------------      ------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ........................         (0.63)          (0.59)           (0.55)          (1.27)            (0.71)
Net realized gain ............................            --              --               --              --                --
Return of capital ............................         (0.00) (d)      (0.02)           (0.06)          (0.09)               --
                                                 ------------    ------------     ------------    ------------      ------------
Total from distributions .....................         (0.63)          (0.61)           (0.61)          (1.36)            (0.71)
                                                 ------------    ------------     ------------    ------------      ------------
Common shares offering costs charged to
   paid-in capital............................            --              --               --              --             (0.04)
                                                 ------------    ------------     ------------    ------------      ------------
Net asset value, end of period ...............    $     6.98      $     7.69       $     5.98      $     4.51        $    13.73
                                                 ============    ============     ============    ============      ============
Market value, end of period ..................    $     6.20      $     7.50       $     5.43      $     3.29        $    14.23
                                                 ============    ============     ============    ============      ============
TOTAL RETURN BASED ON NET ASSET VALUE (e).....         (1.01)%         40.04%           56.00%         (61.38)%          (24.53)%
                                                 ============    ============     ============    ============      ============
TOTAL RETURN BASED ON MARKET VALUE (e)........         (9.84)%         50.41%           94.18%         (72.80)%          (25.36)%
                                                 ============    ============     ============    ============      ============

--------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .........    $   99,697      $  109,861       $   85,069      $   64,208        $  193,070
Ratio of total expenses to average net
   assets.....................................          1.85%           1.83%            2.29%           2.72%             1.99% (f)
Ratio of total expenses to average net assets
   excluding interest expense ................          1.58%           1.58%            1.94%           1.73%             1.41% (f)
Ratio of net investment income (loss) to
   average net assets ........................          8.32%           7.93%           13.36%           9.53%             8.64% (f)
Portfolio turnover rate ......................            11%             24%              20%             15%                3%
INDEBTEDNESS:
Total loan outstanding (in 000's) ............    $   20,000      $   18,000       $   14,350      $   11,450        $   36,000
Asset coverage per $1,000 of indebtedness (g)     $    5,985      $    7,103       $    6,928      $    6,608        $    6,363

--------------------

(a) Initial seed date of April 23, 2007. The Fund commenced operations on May 25, 2007.

(b) On July 29, 2008, Confluence Investment Management LLC became the sub-advisor to the Fund.

(c)  Net of sales load of $0.90 per share on initial offering.

(d)  Amount represents less than $0.01 per share.

(e) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(f)  Annualized.

(g) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.


Page 14                    See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2011


                              1. FUND DESCRIPTION

First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FGB on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. "Managed Assets" means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

       Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

       Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

       Securities traded in the over-the-counter market are valued at their closing prices.

       Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to the following:

      1) the type of security;

      2) the size of the holding;

      3) the initial cost of the security;

      4) transactions in comparable securities;

      5) price quotes from dealers and/or pricing services;

      6) relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2011


      8) an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2) ADR trading of similar securities;

      3) closed-end fund trading of similar securities;

      4) foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6) factors relating to the event that precipitated the pricing problem;

      7) whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

         o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

         o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

               o  Quoted prices for similar securities in active markets.

               o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

               o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

               o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

         o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2011, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts.

The Fund may hold real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the REIT to the extent of the cost basis of such REIT investments. The actual character of amounts received during the year is not known until after the fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The Fund's characterization may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

The Fund may also hold business development companies ("BDCs") and exchange-traded funds ("ETFs"). The tax character of distributions received from these securities may vary when reported by the issuer after their tax reporting periods conclude.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2011, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

                                         ACQUISITION                                CARRYING                    % OF NET
SECURITY                                    DATE         SHARES         PRICE         COST         VALUE         ASSETS

Cypress Sharpridge Investments, Inc.       5/19/08       192,307      $   13.35    $ 2,999,989   $ 2,524,991      2.53%

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2011


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future. Permanent differences incurred during the fiscal year ended November 30, 2011, primarily as a result of the tax character of REIT and BDC distributions, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $140,302, a decrease in accumulated net realized gain (loss) on investments by $21,902 and an increase to paid-in capital of $162,204.

The tax character of distributions paid during the fiscal years ended November 30, 2011 and November 30, 2010 was as follows:

Distributions paid from:                                 2011           2010

Ordinary income.................................   $   8,963,727     $ 8,279,365
Return of capital...............................          31,572         345,136

As of November 30, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................   $          --
Undistributed capital gains.....................              --
                                                   -------------
Total undistributed earnings....................              --
Accumulated capital and other losses............    (144,096,384)
Net unrealized appreciation (depreciation)......     (21,453,534)
                                                   -------------
Total accumulated earnings (losses).............    (165,549,918)
Other   ........................................      (2,284,520)
Paid-in capital.................................     267,531,782
                                                   -------------
Net assets......................................   $  99,697,344
                                                   =============

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2011, the Fund elected to defer net realized capital losses of $104,763 incurred between November 1, 2011 and November 30, 2011.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2011, the Fund had a capital loss carryforward for federal income tax purposes of $143,991,621, expiring as follows:

         EXPIRATION DATE        AMOUNT

         November 30, 2015   $    5,166,354
         November 30, 2016       62,747,095
         November 30, 2017       55,647,845
         November 30, 2018       14,556,882
         November 30, 2019        5,873,445

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2011


The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of November 30, 2011, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund will pay all expenses directly related to its operations.

G. ACCOUNTING PRONOUNCEMENTS:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

In May 2011, the FASB issued ASU 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and it is therefore not effective for the current fiscal year. Management is in the process of assessing the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

On May 7, 2008, First Trust Portfolios L.P., an affiliate of the Advisor, paid $200,000 for an equity ownership interest in Confluence, which was subsequently converted into debt. Accordingly, First Trust Portfolios L.P. currently holds a promissory note from Confluence with a stated principal amount of $200,000, an annual interest rate of 3.20% and a stated maturity date of June 30, 2015.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and an interim investment sub-advisory agreement, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. A new investment management agreement with First Trust and a new investment sub-advisory agreement have been approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreement was held on January 3, 2011, at which time the new investment management agreement and new investment sub-advisory agreement were approved by the Fund's shareholders. Until January 3, 2011, advisory fees payable to First Trust and Confluence were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. Effective September 30, 2011, The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements. Prior to September 30, 2011, BNY Mellon Investment Servicing Trust Company (formerly known as PFPC Trust Company), served as the Fund's Custodian in accordance with certain fee arrangements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2011


Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the year ended November 30, 2011 were $14,803,281 and $14,005,106, respectively.

                              5. CREDIT AGREEMENT

On February 2, 2010, the Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage, Inc. (the "BNP Facility"), which currently has a maximum commitment amount of $25,000,000. The BNP Facility required an upfront payment from the Fund equal to $90,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the BNP Facility agreement except upon 180 calendar days prior notice. The borrowing rate under the BNP Facility was equal to the 3-month LIBOR plus 100 basis points. Effective June 13, 2011, the borrowing rate under the BNP Facility was decreased to 3-month LIBOR plus 80 basis points. In addition, under the BNP Facility, the Fund pays a commitment fee of 0.85% on the undrawn amount.

The average amount outstanding for the year ended November 30, 2011 was $19,528,767, with a weighted average interest rate of 1.22%. As of November 30, 2011, the Fund had outstanding borrowings of $20,000,000 under the BNP Facility. The high and low annual interest rates for the year ended November 30, 2011 were 1.32% and 1.05%, respectively, and the interest rate at November 30, 2011 was 1.32%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

FINANCIAL SECTOR CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 80% of its total assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

BUSINESS DEVELOPMENT COMPANY ("BDC") RISK: Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio could include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2011


price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

REIT, MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISKS: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgagees sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

Effective January 1, 2012, each Independent Trustee will be paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer will be allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee will be paid $15,000 annually, the Chairman of the Audit Committee will be paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee will be paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees continue to be reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

Effective January 23, 2012, Mr. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board and member of the Executive Committee. The Board elected Mr. Bradley to serve as the President and Chief Executive Officer and Mr. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"), including the portfolio of investments, as of November 30, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Specialty Finance and Financial Opportunities Fund as of November 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP


Chicago, Illinois
January 24, 2012

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2011 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

       (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

       (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2011 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2011, 0.74% qualified for the corporate dividends received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income 0.75% of the ordinary income distributions for the year ended November 30, 2011.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 31, 2011, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

A special meeting of shareholders of the Fund was held on January 3, 2011. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and a new investment sub-advisory agreement between the Fund, First Trust and Confluence. 7,178,163 (50.27%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 6,102,190, the number of votes against was 227,555, and the number of abstentions was 848,418. The number of votes cast in favor of the new investment sub-advisory agreement was 6,101,227, the number of votes against was 226,941, and the number of abstentions was 849,995. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

The Joint Annual Meeting of Shareholders of the Common Shares of Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2011. At the Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust Specialty Finance and Financial Opportunities Fund as a Class I Trustee for a three-year term expiring at the Fund's annual meeting of shareholders in 2014. The number of votes cast in favor of Mr. Keith was 12,260,513, the number of votes against was 260,672 and the number of abstentions was 1,757,067. James A. Bowen, Niel B. Nielson, Richard E. Erickson and Thomas R. Kadlec are the other current and continuing Trustees.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2011 (UNAUDITED)


                                                                                                        NUMBER OF
                                                                                                      PORTFOLIOS IN
                                                                                                     THE FIRST TRUST      OTHER
    NAME, ADDRESS,                   TERM OF OFFICE                                                   FUND COMPLEX   TRUSTEESHIPS OR
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS                  OVERSEEN BY    DIRECTORSHIPS
POSITION WITH THE FUND                 SERVICE (2)               DURING PAST 5 YEARS                     TRUSTEE     HELD BY TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o  Three-Year Term      Physician; President, Wheaton Orthopedics;      82       None
c/o First Trust Advisors L.P.                               Co-Owner and Co-Director (January 1996
120 East Liberty Drive,             o  Since Fund           to May 2007), Sports Med Center for
  Suite 400                            Inception            Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                           Estate Limited Partnership; Member,
D.O.B.: 04/51                                               Sportsmed LLC

Thomas R. Kadlec, Trustee           o  Three-Year Term      President (March 2010 to Present), Senior       82       Director of ADM
c/o First Trust Advisors L.P.                               Vice President and Chief Financial Officer               Investor
120 East Liberty Drive,             o  Since Fund           (May 2007 to March 2010), Vice President                 Services, Inc.
  Suite 400                            Inception            and Chief Financial Officer (1990 to May                 and ADM
Wheaton, IL 60187                                           2007), ADM Investor Services, Inc. (Futures              Investor
D.O.B.: 11/57                                               Commission Merchant)                                     Services
                                                                                                                     International

Robert F. Keith, Trustee            o  Three-Year Term      President (2003 to Present), Hibs               82       Director of
c/o First Trust Advisors L.P.                               Enterprises (Financial and Management                    Trust Company
120 East Liberty Drive,             o  Since June 2006      Consulting)                                              of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o  Three-Year Term      President (June 2002 to Present), Covenant      82       Director of
c/o First Trust Advisors L.P.                               College                                                  Covenant
120 East Liberty Drive,             o  Since Fund                                                                    Transport Inc.
  Suite 400                            Inception
Wheaton, IL 60187
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee, President, o  Three-Year Trustee   Chief Executive Officer (December 2010          82       None
Chairman of the Board and CEO(1)       Term and             to Present), President (until December
120 East Liberty Drive,                Indefinite           2010), First Trust Advisors L.P. and First
  Suite 400                            Officer Term         Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                           Board of Directors, BondWave LLC
D.O.B.: 09/55                       o  Since Fund           (Software Development Company/
                                       Inception            Investment Advisor) and Stonebridge
                                                            Advisors LLC (Investment Advisor)

---------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2014 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2011 (UNAUDITED)


     NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                   PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH              WITH FUND              LENGTH OF SERVICE                    DURING PAST 5 YEARS

------------------------------------------------------------------------------------------------------------------------------------
                                OFFICERS WHO ARE NOT TRUSTEES(3)
------------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley         Treasurer, Chief Financial   o  Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Officer and Chief                                      and Chief Financial Officer, First Trust Advisors
   Suite 400            Accounting Officer           o  Since Fund Inception   L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

Erin E. Chapman         Assistant Secretary          o  Indefinite Term        Assistant General Counsel (October 2007 to
120 E. Liberty Drive,                                                          Present), Associate Counsel (March 2006 to October
   Suite 400                                         o  Since June 2009        2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.; Associate Attorney (November 2003
D.O.B.: 08/76                                                                  to March 2006), Doyle & Bolotin, Ltd.

James M. Dykas          Assistant Treasurer          o  Indefinite Term        Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,                                                          President (April 2007 to January 2011), Vice
   Suite 400                                         o  Since Fund Inception   President (January 2005 to April 2007), First Trust
Wheaton, IL 60187                                                              Advisors L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

Roseanne Gatta          Assistant Secretary          o  Indefinite Term        Board Liaison Associate (July 2010 to Present), First
120 E. Liberty Drive,                                                          Trust Advisors L.P. and First Trust Portfolios L.P.;
   Suite 400                                         o  Since March 2011       Assistant Vice President (February 2001 to July
Wheaton, IL 60187                                                              2010), PNC Global Investment Services
D.O.B.: 07/55

Christopher R. Fallow   Assistant Vice President     o  Indefinite Term        Assistant Vice President (August 2006 to Present),
120 E. Liberty Drive,                                                          Associate (January 2005 to August 2006), First Trust
   Suite 400                                         o  Since Fund Inception   Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 04/79

W. Scott Jardine        Secretary                    o  Indefinite Term        General Counsel, First Trust Advisors L.P., First
120 E. Liberty Drive,                                                          Trust Portfolios L.P. and BondWave LLC
   Suite 400                                         o  Since Fund Inception   (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor): Secretary of Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o  Indefinite Term        Senior Vice President (September 2005 to Present),
120 E. Liberty Drive,                                                          First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                         o  Since Fund Inception   L.P.
Wheaton, IL 60187
D.O.B.: 02/70

Coleen D. Lynch         Assistant Vice President     o  Indefinite Term        Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                          First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                         o  Since July 2008        L.P.; Vice President (May 1998 to January 2008),
Wheaton, IL 60187                                                              Van Kampen Asset Management and Morgan
D.O.B.: 07/58                                                                  Stanley Investment Management

Kristi A. Maher         Assistant Secretary and      o  Indefinite Term        Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,   Chief Compliance Officer     o  Assistant Secretary    Assistant General Counsel (March 2004 to May
   Suite 400                                            Since Fund Inception   2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                    o  Chief Compliance       Portfolios L.P.
D.O.B.: 12/66                                           Officer Since
                                                        January 2011

---------------------

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

                 FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                 NOVEMBER 30, 2011 (UNAUDITED)


--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

     o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     o   Information about your transactions with us, our affiliates or others;

     o Information we receive from your inquiries by mail, e-mail or telephone; and

     o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

     o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

     o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management, LLC
349 Marshall Avenue, Suite 302
Saint Louis, MO 63119

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $44,000 for the fiscal year ended November 30, 2010 and $44,000 for the fiscal year ended November 30, 2011.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

         Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $5,215.18 for the fiscal year ended November 30, 2010 and $5,200 for the fiscal year ended November 30, 2011. These fees were for tax consultation.

         Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2010 and $0 for the fiscal year ended November 30, 2011.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2010, were $6,000 for the registrant and $5,215.18 for the registrant's investment adviser, and for the fiscal year ended November 30, 2011, were $5,200 for the registrant and $6,200 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately designated audit committee consisting of all the independent trustees of the Registrant. The members of the audit committee are:
Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                      CONFLUENCE INVESTMENT MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES
1. INTRODUCTION

As a registered investment adviser, Confluence Investment Management LLC ("Confluence" or the "Adviser") has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Confluence to do so in writing, the Adviser will vote proxy materials for its clients.

In cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2. GENERAL

In the event requests for proxies are received with respect to the voting of equity securities on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best interest of the Company's shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's shareholders.

The Chief Compliance Officer or his/her designate is responsible for monitoring Adviser's proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

The Chief Compliance Officer or his/her designate shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Compliance Officer or his/her designate. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3. REGISTERED INVESTMENT COMPANIES

In cases in which the client is a registered investment company under the Investment Company Act of 1940, delegates proxy voting (e.g., where Confluence acts as a sub-adviser of a closed-end fund) and required by law, Confluence will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e. "echo vote" or 'mirror vote"), unless otherwise required by law. When required by law, Confluence will also echo vote proxies of securities in unaffiliated investment vehicles. For example, section 12(d)(1)(F) of the Investment Company Act of 1940 requires echo voting of registered investment companies that sub-advise or manage securities of other registered investment companies.

4. CONFLICTS OF INTEREST

In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

      o A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

      o An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

      o The Adviser, any fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser's Chief Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

5. RECORDKEEPING The Chief Compliance Officer or his/her designate is responsible for maintaining the following records:

      o     proxy voting policies and procedures;

      o proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission's EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with a copy of the proxy statement promptly upon request);

      o     records of votes cast and abstentions; and

      o any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Investment decisions for the registrant are made by the Portfolio Management Team of Confluence Investment Management LLC ("Confluence"). The members of the Confluence Portfolio Management Team are responsible for portfolio management, security selection, leverage management, trading, compliance, position reconciliation, communication and reporting to the registrant's investment adviser.

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011

MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

Mr. Keller has 31 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of A.G. Edwards' Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten years of which as Chairman of the Committee. Mr. Keller began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mark was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment management arm of A.G. Edwards, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards' Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

DANIEL T.WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc., the investment arm of A.G. Edwards, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities also included directing the strategy implementation and trading execution for the equity portfolios. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards ETF focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011

      OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

--------------------------------------------------------------------------------------------------------------------------
                                                                                              No. of
                                                                                             Accounts     Total Assets in
                                                                  Total                        where      Accounts where
  Name of Portfolio                                              No. of                    Advisory Fee   Advisory Fee is
     Manager or                                                 Accounts                   is Based on       Based on
     Team Member                  Type of Accounts               Managed     Total Assets   Performance     Performance
     -----------                  ----------------               -------     ------------   -----------     -----------
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
1.  Mark Keller         Registered Investment Companies:            1          $122.4m           0              $0
                        ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
                        ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           3,201        $795.1m           0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
2.  David Miyazaki      Registered Investment Companies:            1          $122.4m           0              $0
                        ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
                        ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           3,201        $795.1m           0              $0
----------------------- ------------------------------------- -------------- ------------- -------------- ----------------
3.  Daniel Winter       Registered Investment Companies:            1          $122.4m           0              $0
                        ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Pooled Investment Vehicles:           0             $0             0              $0
                        ------------------------------------- -------------- ------------- -------------- ----------------
                        Other Accounts:                           3,201        $795.1m           0              $0
--------------------------------------------------------------------------------------------------------------------------

         POTENTIAL CONFLICTS OF INTERESTS

The Confluence Portfolio Management Team may purchase or sell in other accounts the same securities that are purchased or sold for the registrant. If a situation arises where the same securities are being purchased or sold in other accounts and the registrant, the Portfolio Management Team's policy is to follow a trade rotation to avoid simultaneous and competing buy or sell orders.

(a)(3)   COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM
         MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011

The members of the Confluence Portfolio Management Team are compensated with an annual base salary and a discretionary bonus based on Confluence's overall firm profits rather than individual product line performance or profitability. In addition Confluence's portfolio managers are equity owners in the Firm, aligning their long-term interests with the registrant's holders to strive to achieve superior investment performance over an appropriate time period. This ensures that the portfolio managers are incentivized to implement a consistent investment strategy for the registrant without incurring undue risk.

(a)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF NOVEMBER 30, 2011

   Name                  Dollar Range of Registrant Shares Beneficially Owned
   ----                  ----------------------------------------------------
   Mark Keller                              $50,001 - $100,000
   David Miyazaki                           $10,001 - $50,000
   Daniel Winter                            $1-$10,000
   Brian Hansen                             $10,001 - $50,000
   Joseph Hanzlik                           $10,001 - $50,000


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

    (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
           Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3) Not applicable.

    (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
           Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust Specialty Finance and Financial Opportunities Fund
              -----------------------------------------------------------------

By (Signature and Title)*    /s/ Mark R. Bradley
                             --------------------------------------------------
                             Mark R. Bradley, President and Chief Executive
                             Officer
                             (principal executive officer)


Date  January 24, 2012
      --------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Mark R. Bradley
                             --------------------------------------------------
                             Mark R. Bradley, President and Chief Executive
                             Officer
                             (principal executive officer)


Date  January 24, 2012
      --------------------


By (Signature and Title)*    /s/ James M. Dykas
                             --------------------------------------------------
                             James M. Dykas, Treasurer, Chief Financial Officer
                             and Chief Accounting Officer
                             (principal financial officer)

Date  January 24, 2012
      --------------------



* Print the name and title of each signing officer under his or her signature.